March 20, 1995





Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, DC  20549-1004

Gentlemen:

            Re:    Symbol   Technologies,   Inc.   (the
"Company")
                Definitive  Proxy  Material  Commission
File No. 1-9802
               Registrant CIK No. 0000278352


           I  transmit for filing, pursuant to  Section
14(a)  of  the  Securities Exchange Act  of  1934  (the
"Act") the following definitive proxy materials in connection with the Annual Meeting of Shareholders of the Company scheduled for May 8, 1995

           Pursuant to Rule 14a-3(c) of the Act,  Seven
(7)   copies   of  the  Company's  Annual   Report   to
Shareholders,  which  will be  mailed  to  shareholders
together with the definitive proxy materials,  will  be
submitted  in  paper form by copy of this letter.  This
report  is  not to be deemed "soliciting  material"  or
"filed"  with  the Commission and is  solely  for  your
information.   I have been advised by the Company  that
the financial statements contained in the report do not
reflect any changes from the preceding year's financial
statements  with  respect to accounting  principals  or
practices  or in the method of applying such principals
or practices.  Kindly address any comments you may have
concerning  the  following  proxy  materials   to   the
undersigned.

           The Company intends to release definitive proxy materials together with the Annual Report to Shareholders on or about March 20, 1995.

           The  purpose  of the Annual  Meeting  is  to
consider  proposals to (1) elect nine (9) directors  of
the  Company,  (2)  adopt  an  amendment  to  the  1991
Employee  Stock Option Plan, (3)  adopt  the  Executive
Bonus  Plan, (4) ratify the appointment of  Deloitte  &
Touche as the Company's independent accountants for fiscal year 1995, and (4) transact any such business as may properly come before the meeting.


Securities and Exchange Commission
March 20, 1995
Page -2-




          A certified check in the amount of $125.00 in
payment of the filing fee has been deposited in the SEC
Lockbox   Account  No.  910-8739  at  Mellon  Bank   in
Pittsburgh, PA  15251.

                                   Very truly yours,


                                   s/Leonard H. Goldner
                                   Leonard H. Goldner
                                   Senior Vice
President
                                   and General Counsel

LHG:mk
        Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the Commission Only
(as permitted by Rule 14a-    6(e)(2))
[X]  Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to  240.14a-
11(c) or  240.14a-12

                    SYMBOL TECHNOLOGIES, INC.

Payment of Filing Fee

[X]  $125 per exchange Act Rules 0-11(c)(1)(ii), 14a-
6(i)(1), 14a-6(i)(2) or  Item  22(a)(2) of Schedule
14A.
[  ] $500 per each party to the controversy pursuant to
Exchange Act Rule   14a-6(i)(3).
[  ] Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-  11.

     1) Title of each class of securities to which transaction applies:

_______________________________________________________
______
     2)  Aggregate number of securities to which
transaction applies:

_______________________________________________________
_______

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is calculated and state how it was determined):

_______________________________________________________
_______

     4)  Proposed maximum aggregate value of
transaction:

_______________________________________________________
_______

     5)  Total fee paid:

_______________________________________________________
_______

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing:
          1)  Amount Previously Paid:
          2)  Form, Schedule or Registration Statement
          No.:
          3)  Filing Party:
          4)  Date Filed:

                    SYMBOL TECHNOLOGIES, INC
                        116 Wilbur Place
                     Bohemia, New York 11716
                      ____________________

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           MAY 8, 1995
                       ___________________

      NOTICE IS HEREBY GIVEN that the Annual Meeting of
Shareholders   of   Symbol  Technologies,   Inc.   (the
"Corporation") will be held at 11:00 A.M., local time, on May 8, 1995 at Chemical Banking Corp., World
Headquarters, 270 Park Avenue, New York, New York, for the following purposes:

     1.   To elect nine directors of the Corporation to
          serve  until  the  next  annual  meeting   of
          shareholders  and  until  the  election   and
          qualification of their respective successors;

     2.   To  vote  upon a proposal to amend  the  1991
          Employee Stock Option Plan;

     3. To vote upon a proposal to approve the adoption of the Executive Bonus Plan;

     4.   To  ratify  the  appointment  of  Deloitte  &
          Touche,    independent    certified    public
          accountants, as auditors for fiscal 1995; and

     5.   To   transact  such  other  business  as  may
          properly come before the meeting.

      Only  holders  of  record  of  the  Corporation's
Common  Stock  at the close of business  on  March  10,
1995  are  entitled to notice of, and to vote  at,  the
meeting    and    any   adjournment   thereof.     Such
shareholders  may  vote in person  or  by  proxy.   The
stock transfer books of the Corporation will not be closed.

      Shareholders who find it convenient are cordially
invited  to attend the meeting in person.  If  you  are
not  going to do so and wish that your shares be voted,
you are requested to fill in, sign, date and return the
accompanying  proxy  in  the  enclosed  envelope.    No
postage is required if mailed in the United States.

                               By Order of the Board of
Directors,
                                   Leonard H. Goldner
                                        Secretary
Dated:  March 16, 1995



                    SYMBOL TECHNOLOGIES, INC.

                        116 Wilbur Place
                    Bohemia, New York  11716
                      ____________________

                         PROXY STATEMENT
                       ___________________
      This  Proxy Statement is furnished in  connection
with  the  solicitation by the Board  of  Directors  of
Symbol   Technologies,  Inc.  (the  "Corporation")   of
proxies   to   be  used  at  the  Annual   Meeting   of
Shareholders  of the Corporation to be  held  at  11:00
A.M.,  local  time  on  May 8, 1995,  at  the  Chemical
Banking Corp., World Headquarters, 270 Park Avenue, New
York,  New  York, and at any adjournment  thereof.   If
proxy  cards  in  the accompanying  form  are  properly
executed  and  returned,  the shares  of  Common  Stock
represented thereby will be voted as instructed on  the
proxy.  If no instructions are given, such shares  will
be  voted  (1)  for  the election as directors  of  the
nominees of the Board of Directors named below, (2)  in
favor  of the proposal to amend the 1991 Employee Stock
Option  Plan, (3) in favor of the proposal  to  approve
the adoption of the Executive Bonus Plan, (4) to ratify
the   appointment   of  Deloitte  &   Touche   as   the
Corporation's auditors for fiscal 1995, and (5) in the discretion of the proxies named in the proxy card on any other proposals to properly come before the meeting or any adjournment thereof. Any proxy may be revoked by a shareholder prior to its exercise upon written notice to the Secretary of the Corporation, or by the vote of a shareholder cast in person at the meeting.
The approximate date of mailing of this Proxy Statement and the accompanying proxy is March 20, 1995.

                             VOTING

      Holders  of  record  of the Corporation's  Common
Stock  on March 10, 1995, will be entitled to  vote  at
the  Annual Meeting or any adjournment thereof.  As  of
that date, there were 25,747,690 shares of Common Stock
outstanding  and entitled to vote and  a  majority,  or
12,873,846  of these shares, will constitute  a  quorum
for  the transaction of business.  Each share of Common
Stock  entitles the holder thereof to one vote  on  all
matters  to come before the meeting, including election
of directors. Only votes cast "for" a motion constitute
affirmative
                               -1-
votes.   Votes  "withheld"  or  abstentions  (including
broker non-votes) are considered for quorum purposes but since they are not votes "for" a motion, they will have the same effect as negative votes or votes
"against" such matters. The closing price of the Corporation's Common Stock on the New York Stock
Exchange on March 10, 1995 was $28.25 per share.

                      NOMINEES FOR ELECTION

     The following information is supplied with respect to the nominees for election as directors of the
Corporation:

                              Positions and Offices           Has
Been a
     Name      Age       Presently Held With the Corporation
Director Since

Jerome Swartz       54        Chairman of the Board of Directors,
1973
                              Chief Executive Officer and
Director
Harvey P. Mallement 54        Director
1977
Frederic P. Heiman       55        Executive Vice President and
Director              1981
Raymond R. Martino  57        Vice Chairman of the Board of
Directors        1983
Saul P. Steinberg        55        Director
1985
Lowell C. Freiberg       55        Director
1985
George Bugliarello       67        Director
1992
Jan Lindelow        49             President, Chief Operating
Officer and Director            1994
Charles Wang        50        Director
1994


     Dr. Swartz co-founded and has been employed by the
Corporation  from its inception in 1973.  He  has  been
the  Chairman  of  the  Board of  Directors  and  Chief
Executive Officer of the Corporation for more than  the
past  ten years.  Dr. Swartz was an industry consultant
for  the  prior  12 years in the areas of  optical  and
electronic systems and instrumentation and has a  total
of  some  110  issued  and  pending  U.S.  patents  and
technical  papers  to his credit.  He  is  presently  a
member   of   the  Board  of  Trustees  of  Polytechnic
University and an adjunct full professor at S.U.N.Y., Stony Brook.

     Mr. Mallement has been one of the Managing General
Partners of Harvest Partners, Inc., a venture capital and leveraged buyout investment management company, since its inception in April 1981. He is an officer and director of seven privately held companies.

      Dr.  Heiman has been Executive Vice President  of
the  Corporation since July 1986.  In addition, in 1993
he  was  appointed  the Corporation's Chief  Technology
Officer   and   in   1994  General   Manager   of   the
Corporation's  Network Systems  Organization.   He  was
previously    employed   by   Intel   Corporation,    a
manufacturer of semiconductor components, from May 1982 until July 1986, in a number of positions, the most recent of which was as its Director of Corporate

                         -2-
Planning. Dr. Heiman is the inventor or co-inventor  of
20 issued U.S. patents, including basic elements of the
MOS integrated circuit chip, which became the basis  of
much   of   the  modern  revolution  in  computer   and
electronics   communications  and  the  first   silicon
storage tube used in display and scanning applications.

      Mr.  Martino was the Corporation's President  and
Chief  Operating Officer from December 1983 until  June
30,  1994.   He  is  currently the  Corporation's  Vice
Chairman of the Board of Directors and is employed by the Corporation on a part-time and consulting basis.

      Mr.  Steinberg  founded and has  been  the  Chief
Executive  Officer  and a Director  of  Reliance  Group
Holdings,   Inc.   ("Reliance")  and  predecessors   of
Reliance  since  1961.  Reliance is a  holding  company
whose  principal business is the ownership of  property
and casualty and title insurance companies.  He is also
a  member of the Board of Trustees of the University of
Pennsylvania  and Chairman of the Wharton School  Board
of  Overseers.   Mr. Steinberg served Telemundo  Group,
Inc.  ("Telemundo")  as  Chief Executive  Officer  from
February  1990  until May 1992, and as  President  from
February 1990 until February 1991.  Telemundo consented
to the entry of an order for relief under Chapter 11 of
the  U.S.  Bankruptcy Code in July  1993.   Telemundo's
Plan  of Reorganization was consumated on December  30,
1994.   Mr.  Steinberg is also a Director  of  Reliance
Insurance   Company,   Reliance   Financial    Services
Corporation and Zenith National Insurance Corp.

     Mr. Freiberg has been employed by Reliance and its predecessors since 1969. For more than the past five years, he has been the Senior Vice President and Chief
Financial Officer of Reliance.

     Dr. Bugliarello has been Chancellor of Polytechnic
University since July 1, 1994.  For the prior 21 years,
he  was  President of Polytechnic University.   He  has
been  a  member  of  several  scientific  organizations
including  past  Chairman of the Board of  Science  and
Technologies  for  International  Development  of   the
National  Academy of Sciences.  He is a member  of  the
National  Academy of engineering and is also  the  U.S.
Member  of the Science for Stability Steering Group  of
the  Scientific  Affairs Division of  NATO.   He  is  a
member   of   the   Board  of  Directors   of   several
organizations   including  the  Long  Island   Lighting
Company,  Comtech Laboratories and Spectrum Information
Technologies,   Inc.    In   January   1995,   Spectrum
Information Technologies, Inc. filed for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code.

      Mr. Lindelow joined the Corporation in June 1994.
Previously,  he was employed by Asea Brown  Boveri  LTD
("ABA"),  a Swiss multinational conglomerate, from  May
1989  until June 1994.  From January 1992 until leaving
ABB,  Mr.  Lindelow  served as President  of  its  U.S.
Industrial   and  Diversified  Business  Segment   with
responsibility for 15 companies having combined revenue in excess of $2 billion and from May 1989 until December 1991, as chairman and CEO of ABB Power T&D
Company Inc. Prior to that time, he was employed for more than 18 years by Sperry Univac Corporation (now
Unisys Corporation) in various technical and senior management positions.

      Mr.  Wang  founded and has been the Chairman  and
Chief   Executive   Officer  of   Computer   Associates
International, Inc. since 1976. Computer Associates is the world's second largest software company with fiscal
1994 revenues exceeding $2.1 billion.

      Pursuant to agreements between Reliance  and  the
Corporation,  Reliance  currently  has  the  right   to
designate one person to the Corporation's Board of Directors. Reliance has designated Mr. Steinberg .

                      MEETINGS OF THE BOARD

      During  the fiscal year ended December 31,  1994,
the  Board of Directors held 8 meetings.  Each director
attended 75% or more of the aggregate of (1) the  total
number  of meetings of the Board of Directors  and  (2)
the total number of meetings held by all the committees of the Board on which such director served.

      The  Board  of  Directors has an Audit  Committee
consisting  of Messrs. Mallement and Bugliarello.   The
primary functions of the Audit Committee are to  review
the  Corporation's financial statements,  to  recommend
the   appointment  of  the  Corporation's   independent
auditors and to review the overall scope of the  audit.
The Audit Committee held two meetings in 1994.

      The  Board  of Directors has a Compensation/Stock
Option  Committee consisting of Messrs.  Mallement  and
Steinberg.  The primary functions of this Committee are
to   review  the  salaries,  benefits  and  any   other
compensation  of  the  Corporation's  senior  executive
officers,  to  make recommendations  to  the  Board  of
Directors  with  respect  to  these  matters   and   to
administer   the  Corporation's  stock  option   plans.
During 1994, the Committee held 8 meetings and acted twice by unanimous written consent.

      The Board of Directors has a Nominating Committee
consisting  of Messrs. Swartz, Mallement and Steinberg.
The primary function of this Committee is to review and
recommend   to  the  Board  potential  candidates   for
election  to  the  Board  of  Directors.   Shareholders
wishing to recommend candidates for consideration by the Committee can do so by writing to the Secretary of the Corporation at its corporate office in Bohemia, New
York, giving the candidate's name, biographical data and qualifications. Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be nominated as a candidate and, if nominated and elected, to serve as a director.
The Committee held two meetings in 1994.


                     PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information
with  respect  to  the Common Stock of the  Corporation
beneficially  owned by any person who is known  to  the
Corporation to be the beneficial owner of more than  5%
of the Corporation's voting securities:


Name and Address                   Amount and Nature of
Percent of
of Beneficial Owner                Beneficial Ownership(1)
Common Stock

Saul P. Steinberg and                             3,579,884(2)
13.9
Reliance Financial Services Corporation
Park Avenue Plaza
New York, New York 10055

Edward C. Johnson and                             3,123,900(3)
12.1
FMR Corp.
82 Devonshire Street
Boston, Massachusetts  02109

Prudential Insurance Company of America
2,201,063(4)                  8.5
Prudential Plaza
New York, New York  07102
_______________

(1) The table identifies any persons having sole voting and investment power with respect to the shares set forth opposite their names as of March
     15, 1994, except as otherwise disclosed in the footnotes to the table, according to information publicly filed or otherwise furnished to the Corporation.

(2)  Of  the  Common Stock shown, 3,568,634 shares  are
     beneficially owned by Reliance Financial  Services
     Corporation   ("Reliance  Financial").    Reliance
     Financial   is   a  wholly  owned  subsidiary   of
     Reliance.  Approximately 47% of the common  voting
     stock  of  Reliance is owned by Saul P. Steinberg,
     members of his family and affiliated trusts.  As a
     result  of  his  stock holdings in  Reliance,  Mr.
     Steinberg  may  be  deemed  to  control   Reliance
     Financial  and  to be a beneficial  owner  of  the
     shares  beneficially owned by Reliance  Financial.
     Sole voting and dispositive power with respect  to
     such  shares  are   held  as  follows:    Reliance
     Insurance   Company,  a  subsidiary  of   Reliance
     Financial,   2,870,534  shares;   United   Pacific
     Insurance   Company,  a  subsidiary  of   Reliance
     Insurance    Company,   500,000    shares;Reliance
     National   Indemnity,  a  subsidiary  of  Reliance
     Insurance Company,  198,100 shares.  Mr. Steinberg
     disclaims  beneficial ownership of  the  3,568,634
     shares  beneficially owned by Reliance  Financial.
     Includes 11,250 shares Mr. Steinberg beneficially owns which may be acquired within 60 days of March 15, 1995, pursuant to the exercise of a warrant and an option held by him.

(3)  The  number  of shares beneficially  owned  as  of
     December  31,  1994 according to  a  statement  on
     Schedule   13G  filed  with  the  Securities   and
     Exchange  Commission.  Of such shares, 11,200  are
     beneficially   owned  by  Fidelity   International
     Limited  ("FIL").   Approximately  47.22%  of  the
     voting  stock of FIL is owned by Edward C. Johnson
     and  members of his family.  Mr. Johnson,  members
     of  his  family  and  associated  trusts  form   a
     controlling  group  with  respect  to  the  common
     voting  stock of FMR Corp. ("FMR").   Mr.  Johnson
     serves as Chairman of FIL and FMR. As a result of such common ownership and control, FMR may be deemed to be a beneficial owner of the shares held by FIL. FMR disclaims beneficial ownership of the 11,200 shares beneficially owned by FIL. Of the Common Stock shown, Fidelity Magellan Fund, an investment company, had the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of 2,266,900 of such shares.

 (4) The  number  of shares beneficially  owned  as  of
     December  31,  1994 according to  a  statement  on
     Schedule   13G  filed  with  the  Securities   and
     Exchange    Commission.    Prudential    Insurance
     Company,  an insurance company, has sole power  to
     vote  or direct the vote and dispose of or  direct
     the  disposition of 169,000 of such shares, shared
     power  to vote or direct the vote of 1,626,863  of
     such  shares and shared power to dispose or direct
     the  disposition  of  2,032,063  of  such  shares.
     Prudential  may  have direct  or  indirect  voting
     and/or investment discretion over 2,201,063 shares
     which  are held for the benefit of its clients  by
     its    separate   accounts,   externally   managed
     accounts,    registered   investment    companies,
     subsidiaries and/or other affiliates.


                SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information as of March 15, 1995 with respect to the Common Stock of the Corporation beneficially owned by (i) all directors and nominees, (ii) the executive officers listed in the following Summary Compensation Table, and
(iii) all executive officers and directors as a group:

                                  Amount     and    Nature     of
Percent of
Name of Individual or Identity of Group      Beneficial
Ownership(1)        Common Stock

Jerome Swartz................................................
685,938(2)                         2.6
Harvey P. Mallement......................................
57,048(3)                     *
Frederic Heiman.............................................
29,900(4)                     *
Raymond R. Martino......................................
220,366(5)                         *
Saul P. Steinberg............................................
3,579,884(6)                     13.9
Lowell C. Freiberg..........................................
36,250(7)                     *
George Bugliarello..........................................
2,750(8)                      *
Jan Lindelow..................................................
2,000                         *
Charles Wang.................................................
10,000                        *
Tomo Razmilovic...........................................
38,350(9)                     *
All executive officers and directors as a group.
4,826,481 (10)               18.0
(consisting of 17 individuals)
____________________
*    Less than 1%

(1)  The  persons  identified in this table  have  sole
     voting  and investment power with respect  to  the
     shares  set forth opposite their names, except  as
     otherwise disclosed in the footnotes to the table,
     according   to   information  furnished   to   the
     Corporation by each of them.

(2)  Includes  (i) 403,750 shares which may be acquired
     pursuant to the exercise of options within 60 days
     of  March  15,  1995, (ii) 50,000 shares  held  in
     trust  for  the  benefit of  Dr.  Swartz  and  his
     family, (iii) 5,509 shares owned by his wife,  and
     (iv) 14,600 shares held by a charitable lead trust
     of which he is a co-trustee and his adult children
     are  ultimate  beneficiaries.   Does  not  include
     27,902 shares owned by his children. Dr. Swartz disclaims beneficial ownership of the shares held by or for the benefit of members of his family.

(3)  Includes   21,250  shares  that  may  be  acquired
     pursuant  to the exercise of an option or warrants
     within  60 days of March 15, 1995.  Also  includes
     23,798   shares  which  are  owned  by  a  limited
     partnership in which he is a General Partner.  Mr.
     Mallement has an indirect beneficial ownership of 1,831 of such shares. Mr. Mallement disclaims beneficial ownership of any other shares held by this partnership.

(4) Represents 14,900 shares that may be acquired pursuant to the exercise of options within 60 days of March 15, 1995 and 15,000 shares owned jointly by Dr. Heiman and his wife.

(5) Represents 200,366 shares that may be acquired pursuant to the exercise of options within 60 days of March 15, 1995 and 20,000 shares owned by Mr.
     Martino.

 (6) Represents  3,568,634 shares  owned   by  Reliance
     Financial  and its subsidiaries and 11,250  shares
     that may be acquired by Mr. Steinberg pursuant  to
     the exercise of  an option and a warrant within 60
     days   of   March   15,  1995.    See   "Principal
     Shareholders."

(7)  Represents shares that may be acquired pursuant to
     the  exercise of an option and warrants within  60
     days  of  March 15, 1995.  Mr. Freiberg  disclaims
     beneficial  ownership  of  the  shares  owned   by
     Reliance Financial.  See "Principal Shareholders."

(8)  Represents  1,500  shares  owned  jointly  by  Dr.
     Bugliarello and his wife and 1,250 shares that may be acquired pursuant to the exercise of an option within 60 days of March 15, 1995.

(9) Represents 28,350 shares that may be acquired pursuant to the exercise of options within 60 days of March 15, 1995 and 10,000 shares owned by Mr.
     Razmilovic.

(10) Includes an aggregate of 952,091 shares which may be acquired pursuant to the exercise of options and warrants within 60 days of March 15, 1995.


COMPLIANCE   WITH  SECTION  16(a)  OF  THE   SECURITIES
EXCHANGE ACT

           Section 16(a) of the Securities Exchange Act
of   1934  requires  the  Corporation's  directors  and
executive officers, and persons who own more  than  10%
of a registered class of the Corporation's equity securities, to file with the Securities and Exchange
Commission and the New York Stock Exchange, reports of ownership and reports of changes in ownership of Common
Stock and other equity securities of the Corporation and to furnish the Corporation with copies of all
Section 16(a) forms they file.

           Based  on  a  review of the copies  of  such
reports  furnished to the Corporation, the  Corporation
believes that, during the 1994 fiscal year, all  filing
requirements  applicable  to  its  executive  officers,
directors  and  greater  than  10%  shareholders   were
complied with except that Mr. Wang made a late filing of his initial Form 3 in September 1994. The filing indicated he did not own any shares of Common Stock or any other equity securities of the Corporation other than an option which was awarded to him automatically upon his election as a director of the Corporation.

                COMPENSATION COMMITTEE INTERLOCKS
                    AND INSIDER PARTICIPATION

       The   Corporation's  Compensation/Stock   Option
Committee  (the  "Committee") is composed  entirely  of
outside directors.  Messrs. Mallement and Steinberg are
the  current  members of the Committee.  Mr.  Mallement
was   the  Corporation's  Vice  President-Finance  from
September  1977 until February 1982 and  its  Secretary
from  November 1980 until February 1982. Mr.  Steinberg
has   never  been  an  officer  or  employee   of   the
Corporation.

          COMPENSATION/STOCK OPTION COMMITTEE REPORT ON
                     EXECUTIVE COMPENSATION

      A  primary  role of the Committee is  to  oversee
compensation  practices  for the  Corporation's  senior
executive  officers.  The Committee's  responsibilities
include  reviewing  the salaries,  benefits  and  other
compensation  of  the  Corporation's  senior  executive
officers, making recommendations to the full  Board  of
Directors   with   respect   to   these   matters   and
administering the Corporation's stock option plans.  In
its  oversight capacity, the Committee is dedicated  to
ensuring that the Corporation's financial resources are
used  effectively  to support the  achievement  of  its
short-   and   long-term  business   objectives.    The
Committee has available to it an outside compensation consultant and access to independent compensation data.

      In the course of its executive compensation decision making, the Committee adheres to several guiding principles. Specifically, the Committee takes the position that the executive compensation program should:

        Target   pay   levels   at   rates   that   are
        competitive in light of market practices so  as
        to  ensure  that the Corporation is  positioned
        to   attract   and   retain   high   performing
        management  talent, particularly in  the  areas
        of technology in which it competes.
        Reflect   a   pay-for-performance  orientation,
        linking  overall compensation  paid  to  senior
        executives  with  the  Corporation's  financial
        performance.
        Encourage  share ownership on the part  of  key
        associates with the objective of  aligning  the
        interests of management and investors,  thereby
        promoting   the  maximization  of   shareholder
        value.

      The  Corporation's total compensation program  is
described  below.   The  Committee  believes  that  the
Corporation's   executive   compensation   program   is
structured  to appropriately recognize the  performance
and  contribution of individual officers and to attract
and   retain   top  quality  management  talent.    The
Committee   further   believes   that   the   executive
compensation  program is effective  in  supporting  the
Corporation's   business  goals  and   human   resource
strategies.

Description of Compensation Policies

      It  is the Corporation's policy to pay its senior
executives  at  levels that reflect  the  Corporation's
financial    performance   relative    to    comparable
organizations. This policy is implemented by means of a coordinated, total pay program comprised of discrete elements that reward individual value added to the Corporation, provide motivation to achieve corporate financial targets that are consistent with shareholder expectations, and encourage long-term share ownership by senior executives. These elements exist in the context of a reward system that includes base salary, a bonus plan and awards of stock options.

      The  Corporation, with the assistance of  outside
consulting firms, periodically conducts comparisons  of
the compensation practices of approximately 30 selected
companies.    This  panel  consists  of   "high   tech"
companies  with  which  the  Corporation  believes   it
competes in attracting and retaining employees.  Twelve
of  the  panel companies are included in the  S&P  High
Tech  Composite Index.  The Corporation seeks to target
the  total compensation (e.g. base salary, annual bonus
and  stock  options) paid to its senior  executives  at
approximately  the  75th  percentile   of   the   total
compensation paid for comparable positions at the panel companies, after adjusting by regression analysis for the different magnitude of revenues.

      Based  on  a  review of Internal Revenue  Service
regulations  which  have  been  proposed  but  not  yet
adopted  and  awsuming  shareholder  approval  of   the
Executive Bonus Plan, the Committee believes that all compensation paid in 1994 and payable in 1995 to its senior executive officers (including Dr. Swartz) will be fully deductible by the Corporation. After final regulations are adopted, the Committee will review the Corporation's compensation programs and will revise these programs, if necessary, to insure that future compensation payable to its senior executive officers will continue to be deductible to the fullest extent possible under applicable law.

Relationship of Executive Compensation to Performance

Base Salary

      Executive  officers' base salaries  are  normally
reviewed  each year.  An exception to this  policy  has
historically   been   made   with   respect   to    the
consideration  of  base salaries for the  Corporation's
three  most  senior  executive officers  due  to  their
employment   agreements  which  required  that   salary
reviews  for these executives be undertaken  biennially
and  salary  increases be fixed for  a  period  of  two
consecutive years.  In 1995 and succeeding years, after
the  expiration of these agreements, it is  anticipated
that  all  senior executive officers salaries  will  be
reviewed on an annual basis, except for Dr. Swartz  who
will  continue to be reviewed on a biennial  basis.  In
assessing   the   extent  to  which  executive   salary
increases  are  warranted, the  Committee  considers  a
number  of factors, including performance on  the  job,
external  market  pay practices, the incremental  value
the   executive  adds  to  the  Corporation   and   the
executive's level of experience and expertise. In the case of Dr. Swartz, the Committee considered his effectiveness as Chairman of the Board and Chief
Executive Officer of the Corporation as well as his many noteworthy contributions to the Corporation. These contributions include 58 issued U.S. patents which he has assigned to the Corporation and which provide competitive advantages to the Corporation and have also generated significant licensing revenues that have materially added to the Corporation's profitability.
Adjustments in base salary are generally not based upon the financial performance of the Corporation.

      In 1994, after a period of two years during which
time  their annual base salaries had remained unchanged
pursuant  to  the terms of their employment agreements,
the  Committee  increased (i) Dr. Swartz'  annual  base
salary  by  5%  to  $656,250 for the  ensuing  two-year
period July 1, 1994 through June 30, 1996 and (ii)  Dr.
Heiman's  annual  base salary by 9%  from  $343,750  to
$375,000 for the ensuing 18 month period July  1,  1994
through December 31, 1995.

Profit Sharing Bonus Plan

      The  Corporation  promotes a  pay-for-performance
philosophy through the operation of its Profit  Sharing
Bonus  Plan  (the "Profit Sharing Plan").   The  Profit
Sharing   Plan  was  designed  to  ensure   that   cash
compensation   levels  correlate   closely   with   the
Corporation's financial results.  In 1994, most of  the
Corporation's  North  American based  management  level
associates  participated in the  Profit  Sharing  Plan,
including  all  executive  officers  other   than   Mr.
Razmilovic.

      Effective January 1, 1995, subject to shareholder
approval,  the  Committee adopted,  and  the  Board  of
Directors ratified, the creation of an Executive  Bonus
Plan  to replace the Profit Sharing Bonus Plan for  all
executive  officers of the Corporation. The purpose  of
the  Executive Bonus Plan is to more directly  tie  the
level of annual executive incentive compensation to the
financial  performance  of  the  Corporation  than  was
possible  under  the  Profit  Sharing  Plan.   If   the
Corporation achieves its plan level of profitability in
1995,  bonuses  under  the Executive  Bonus  Plan  will
approximate those that would have been paid  under  the
Profit  Sharing  Plan.  However,  under  the  Executive
Bonus  Plan, bonuses will generally be lower than  they
would  have been under the Profit Sharing Plan  if  the
Corporation's operating performance is below  plan  and
higher  than  they  would have been  under  the  Profit
Sharing Plan if the Corporation's operating performance
exceeds  plan.   For additional information  concerning
the Executive Bonus Plan, see the "Proposal to Approve the Adoption of the Executive Bonus Plan."

      Under the Profit Sharing Plan, participants  were
assigned  a  Target  Bonus  which  equaled  a   defined
percentage  of  the participant's annual  base  salary.
The   Target  Bonus  percentages  for  Messrs.  Swartz,
Martino, Lindelow and Heiman were established in  their
employment   agreements  based  on   their   level   of
responsibility.  With respect to other participants  in
the  Profit Sharing Plan, their defined percentage  was
based   on   the   participant's  relative   level   of
responsibility.   The  Target Bonus  (for  participants
other  than  Messrs.  Swartz,  Martino,  Lindelow   and
Heiman) could be adjusted at the end of each year based
upon  the  participant's performance during  the  year.
Actual  bonuses  under  the Profit  Sharing  Plan  were
determined  by  multiplying  the  Target  Bonus  by   a
fraction, the numerator of which was the percentage of the Corporation's consolidated net operating income which the Board of Directors designated as the Bonus
Pool and the denominator of which was the aggregate of all Target Bonuses for all participants in the Profit
Sharing Plan.

       The   designation  of  the  percentage  of   the
Corporation's   consolidated   net   operating   income
allocated  to the Bonus Pool was left to the discretion
of  the  Board  which each year made its  determination
after  considering the Corporation's financial  results
for   the  preceding  fiscal  year  and  reviewing  the
Corporation's financial projections for the year ahead.
For   1994,  the  Board  determined  that  10%  of  the
Corporation's consolidated net operating  income  would
be  contributed  to the Bonus Pool, except  that  there
would  have been no contribution to the Profit  Sharing
Plan  in 1994 if consolidated net operating income  had
not  equaled  or exceeded 7.5% of total revenue.   This
designation was consistent with past Board actions.

      In  1994, all executive officers who participated
in  the  Profit  Sharing  Plan (including  Dr.  Swartz)
received  as  their  actual  bonus  payment  an  amount
approximating 129% of their Target Bonus.  In 1993, the
Corporation  had  lower  operating  revenues  and   all
participants in the Profit Sharing Plan (including  Dr.
Swartz)  received  as  their actual  bonus  payment  an
amount  approximately 61% of their  target  bonus.   In
1992, the Corporation had a net operating loss and, accordingly, no payments were made to any participant
(including  Dr. Swartz) under the Profit Sharing  Plan.
This  result reinforced the sensitivity of  the  Profit
Sharing Plan to the Corporation's actual financial results.

Stock Options

      The Corporation reinforces the importance of producing satisfactory returns to shareholders over the long term through the operation of its 1990 Non-
Executive  Stock  Option Plan and 1991  Employee  Stock
Option Plan (the "Plans"). Stock options granted under the Plans provide associates with the opportunity to acquire an equity interest in the Corporation, and to participate in the creation of shareholder value as reflected in growth in the price of the Corporation's
Common Stock.

      Option exercise prices are equal to 100%  of  the
fair market value of the Corporation's Common Stock  on
the   date   of   option  grant.   This  ensures   that
participants will derive benefits only as shareholders realize corresponding gains. To encourage a long-term decision making perspective, options are generally assigned a 10-year term and options generally become exercisable ratably over five years with a two year waiting period followed by equal vesting over the next three years.

      The  Committee grants, generally  on  a  biennial
basis, additional options to selected associates  based
on an assessment of competitive compensation practices,
particularly in high technology industries,  individual
contribution  and  performance. The Committee  believes
that  in granting such stock options, it is effectively
reinforcing the Corporation's objective of  insuring  a
strong  link  between associate rewards and shareholder
interests.  In 1994, the Committee determined  that  it
was appropriate and desirable to grant Dr. Swartz a one-
time  bonus  award  of  an option to  purchase  100,000
shares  of  Common Stock under the 1991 Employee  Stock
Option Plan at a price of $26.125 per share (the fair market value of the Corporation's Common Stock on the date the option was granted by the Committee) in recognition that, among other factors, (i) the plan of consolidation



                                                   -13-
and  reorganization (recommended in December  1992,  by
Dr.   Swartz   and  his  management  team)   had   been
implemented, resulting in significant cost savings and substantially improved operating results; (ii) the Corporation had attained record revenues, operating income and net income in 1994; and (iii) Dr. Swartz successfully completed a search for and recruited a new
President and Chief Operating Officer and facilitated the smooth transition of duties from Mr. Martino to the new President, Mr. Lindelow.

Stock Ownership and Option Retention Program

       Effective   January  1,  1995,   the   Committee
established  for  executive officers a stock  ownership
and  option retention program which it will administer.
The  Committee  firmly  believes  that  the  long  term
interests  of the Corporation's shareholders  are  best
served when management maintains a significant, equity-
based   interest  in  the  Corporation.  The  Committee
considers  both vested, unexercised options and  shares
owned  as  meaningful  expressions  of  such  interest.
Accordingly,  the Committee developed  a  program  with
target  levels  of equity interest for  each  executive
officer.   Under the program, without prior  permission
of  the  Committee, unless and until an  executive  has
attained  the  minimum  requirements  described  below,
there   will  exist  significant  limitations   on   an
executive's  freedom  to reduce  his  equity  position.
Executive officers must agree to participate in the program to be eligible to receive option awards after January 1, 1995.

      The program limits the exercise of vested options
(other than in the last year of the term of an option) unless the executive meets and will continue to meet the equity interest requirement described below after the exercise and sale of shares acquired upon exercise.
The equity interest requirement provides that the combined value of the Corporation's Common Stock and vested options held by the executive, each valued at the then market price of the Corporation's Common
Stock, must be equal to or greater than a designated multiple of target cash compensation (annual base salary plus target bonus) ("TCC").

      If the equity interest requirement is satisfied, the program allows for the exercise of vested options but within strict limits. At least 50% of the net after tax proceeds obtainable upon the exercise of any option (other than options awarded after January 1, 1994 as part of an executive's initial hire award) must be retained in the form of shares of the Corporation's
Common Stock unless and until the executive then owns shares of Common Stock having a market value equal to a specified multiple of his base salary.




                         -14-

                    Equity               Share
Position            Interest             Ownership
                    Requireme            Requireme
                    t                    nt
Chairman of the                                5 times Base
Board               7 times              Salary
                    TCC

President                                      3
                    5 times              times
                    TCC                  Base
                                         Salary
Executive and
Senior                                         2
Vice                3 times              times
President           TCC                  Base
                                         Salary

Vice                                           1
President           2 times              times
                    TCC                  Base
                                         Salary

Summary

      The Committee is responsible for recommending  to
the  Board,  for  its approval, compensation  decisions
affecting  the Corporation's senior executive officers.
The  Committee  ensures that the  overall  compensation
offered to senior executive officers is consistent with
the Corporation's interest in providing competitive pay
opportunities,  reflective of  its  pay-for-performance
orientation, encourages share ownership on the part  of
executives   and   is  generally  supportive   of   the
Corporation's short- and long-term business goals.  The
Committee   will  continue  to  actively  monitor   the
effectiveness  of  the Corporation's  senior  executive
compensation  plans  and assess the appropriateness  of
senior   executive   pay  levels  to   assure   prudent
application of the Corporation's resources.

Compensation /Stock Option Committee

Harvey P. Mallement, Chairman
Saul P. Steinberg



                         -15-


            MANAGEMENT REMUNERATION AND TRANSACTIONS

     The following Summary Compensation Table sets forth compensation information with respect to the Corporation's Chief Executive Officer and the four other executive officers who in 1994 were the most highly paid executive officers, for services rendered in all capacities during the fiscal years ended
December 31, 1994, 1993 and 1992.

                   Summary Compensation Table

                                       Annual        Compensation
Long Term Compensation
Name and                         Other    Securities   All
Principal      Yea  Salar  Bonus Annual   Underlying   Other
Position       r    y      E     Compens  Options (#)  Compens
                                 ationF                ationF

Jerome Swartz  199  $640,                                   $
   Chairman    4    462A   $824, $0       100,000      13,621H
of the Board,  199  $562,  915                              $
   Chief       3    500B         $0       195,000      11,912H
Executive      199  $562,  $346,                            $
Officer        2    500C   361   $0       49,500       9,861H
   and
Director                   $0


Raymond R.     199  $437,                                    $
Martino        4    717A   $563, $0       0            13,061I
   President,  199  $393,  509                               $
Chief          3    750B         $0       117,000      12,404I
Operating      199  $393,  $242,                             $
   Officer     2    750C   442   $0       31,500       11,941I
and Vice
Chairman                   $0
   of the
Board

Jan Lindelow   199  $218,        $223,50
               4    859D   $281, 0G       275,000      $  0
President,     199     --  739         -        -----
Chief          3    -----        -------  --           ------
Operating      199     --  ----- -              -----
    Officer    2    -----  --         --  --           ------
and Director                     ------
                           -----
                           --

Frederic P.    199  $359,                                    $
Heiman         4    001A   $254, $0       0            4,620J
   Executive   199  $309,  316                               $
Vice           3    375B         $0       58,000       4,497J
President      199  $309,  $104,                             $
   and         2    375C   780   $0       22,500       4,364J
Director
                           $0


Tomo           199  $262,                           0
Razmilovic     4    500    $196, $0                    $118,83
   Senior      199  $250,  875            101,500      9K
Vice           3    000          $0
President      199  $250,  $125,          12,750       $234,64
   World Wide  2    000    000   $0                    4K
Sales and                   $                                $
    Services               50,00                       60,261K
and Managing               0
    Director-
International

Operations


____________________
A      Includes   $9,240   in  contributions   to   the
Corporation's 401(k) deferred compensation   plan.
B      Includes   $8,994   in  contributions   to   the
Corporation's 401(k) deferred compensation   plan.
C      Includes   $8,728   in  contributions   to   the
Corporation's 401(k) deferred compensation   plan.
D    Represents payments for only a portion of 1994.


                         -16-
E    Represents amounts earned and accrued pursuant  to
     the Corporation's Bonus Profit Sharing Plan in the
     fiscal  year indicated but generally paid  in  the
     first quarter of the next succeeding year for  all
     named executives other   than Mr. Razmilovic.  Mr.
     Razmilovic did not participate in this Plan.   His
     bonuses  were based upon his attainment of certain
     sales related goals established by the President.
F    Not   included   are   the  amounts   of   certain
     perquisites  and other personal benefits  provided
     by  the  Corporation  since such  amounts  do  not
     exceed  the lesser of (i) $50,000 or (ii)  10%  of
     the  total annual salary and bonus reported in the
     table for any named executive officer.
G    $111,750 of which was paid in 1994 and $111,750 of
     which is payable in 1995.  This represents a bonus
     for joining the Corporation and compensation for a
     portion of the compensation he forfeited from  his
     prior employer.
H    Represents  $4,364 in 1992,  $4,497  in  1993  and
     $4,620   in   1994   for  contributions   to   the
     Corporation's  401(k) deferred  compensation  plan
     and  $5,497 in 1992, $7,415 in 1993 and $9,001  in
     1994 for (i) premiums paid on his behalf on a term
     life  insurance  policy for which members  of  his
     family  are the beneficiary and (ii) the estimated
     dollar value of the economic benefit to Dr. Swartz
     for   insurance  premium  payments  made  by   the
     Corporation  on a split dollar whole  life  policy
     for  which the Corporation will eventually recover
     all premiums paid.
I    Represents  $4,364  in 1992, $4,497  in  1993  and
     $4,620   in   1994   for  contributions   to   the
     Corporation's  401(k) deferred  compensation  plan
     and $7,577 in 1992, $7,907 in 1993 and  $8,441  in
     1994   for  premiums  for  which  the  Corporation
     reimburses  Mr.  Martino on a term life  insurance
     policy  for  which  members  of  his  family   are
     beneficiaries.
J    Represents   contributions  to  the  Corporation's
     401(k) deferred compensation plan.
K    Represents   (i)   $140,000  for   a   disturbance
     allowance  to  reimburse  Mr.  Razmilovic  for   a
     portion  of  the expenses incurred  in  connection
     with his relocation to the Long Island area due to
     his  promotion in 1993 to Senior Vice President  -
     World  Wide  Sales and Services, (ii) $33,462   in
     1993  and $48,000 in 1994 to reimburse him  for  a
     portion  of  his duplicate housing expenses  since
     his   duties   for   the   Corporation   and   its
     subsidiaries require that he maintain a home in both the United Kingdom and Long Island, and (iii)
     $60,261  in  1992, $61,184 in 1993 and $70,839  in
     1994 for contributions to a defined contribution retirement plan maintained by the Corporation's UK subsidiary on his behalf.


      On  July  1, 1990, Dr. Swartz and the Corporation
entered  into an employment agreement which  terminates
on  June  30,  1995, pursuant to which Dr. Swartz  will
receive  an annual base salary of $656,250 for the  two
years  ending  June  30,  1996  which  is  subject   to
renegotiation thereafter.  Dr. Swartz is also  eligible
to  participate  in the Corporation's  Executive  Bonus
Plan.  The target amount of his bonus for 1995 is  100%
of his base salary. In addition, if his employment with the Corporation is terminated for any reason
(other than for cause or his voluntary resignation), Dr. Swartz will receive a payment in an amount equal to his annual base salary and bonus during the last completed fiscal year immediately preceding any such termination.




                         -17-

      On  May 12, 1994, the Corporation and Mr. Martino
entered into an employment agreement pursuant to  which
Mr. Martino was employed as the Corporation's President
and  Chief  Operating Officer until his  successor  was
appointed  and  then  to assist his  successor  in  the
transition.   Effective January 1,  1995  and  for  the
ensuing  five  year period, he is to be employed  on  a
part-time and consulting basis, assisting the  Chairman
of  the Board and President.  His salary during such  5
year  period is $150,000 per annum.  Effective  January
1, 1995, he is no longer eligible to participate in any
corporate   bonus  plan.   On  August  18,  1994,   the
Corporation purchased Mr. Martino's home in St.  James,
New York for $435,000 which price was determined by  an
independent  appraiser.  The Corporation  is  currently
utilizing  this  property  as  temporary  housing   for
associates  locating  to the  Long  Island  area.   The
Corporation believes that it will eventually sell this property to an unaffiliated third party.

      On May 12, 1994, the Corporation and Mr. Lindelow
entered  into an employment agreement which  terminates
on  June 30, 1999, pursuant to which Mr. Lindelow  will
receive  an annual base salary of $437,500 for  the  18
months  period  ending  December  31,  1995,  which  is
subject  to renegotiation thereafter.  Mr. Lindelow  is
also  eligible  to  participate  in  the  Corporation's
Executive  Bonus Plan.  The target amount of his  bonus
for  1995  is  100% of his base salary.   Half  of  his
target bonus for 1995 has been guaranteed by the Corporation. In addition, if his employment with the Corporation is terminated (other than for cause or his voluntary resignation without good reason), he will receive severance payments which will vary, depending on the reasons for the termination of his employment, between one and two year's annual base salary plus one to two times the annualized bonus he received during the last completed fiscal year preceding any such termination.

      On  July 1, 1990, the Corporation and Dr.  Heiman
entered  into an employment agreement which  terminates
on  June  30,  1995, pursuant to which Dr. Heiman  will
receive  an annual base salary of $375,000 for  the  18
months ending December 31, 1995. Dr. Heiman will also participate in the Corporation's Executive Bonus Plan.
The target amount of his bonus for 1995 is 55% of his base salary. In addition, if his employment with the Corporation is terminated for any reason (other than for cause or his voluntary resignation), he will receive a payment in an amount equal to his annual base salary and bonus during the last completed fiscal year immediately preceding any such termination.




                         -18-

       Mr.   Razmilovic,  the  Corporation  and  Symbol
Technologies  Limited,  a wholly-owned  United  Kingdom
subsidiary   of  the  Corporation  have  entered   into
agreements dated as of May 1, 1993 pursuant to which he
is  employed by the Corporation and Symbol Technologies
Limited   until   December  31,   1995.   Under   these
agreements,  Mr. Razmilovic will receive  an  aggregate
base  salary  of  $278,034  for  1995.   In  1995,  Mr.
Razmilovic  is  also  eligible to  participate  in  the
Corporation's Executive Bonus Plan.  The target  amount
of  his  bonus for 1995 is 55% of his base salary.   In
addition,  to  assist in his relocation to  the  United
States,  the Corporation loaned Mr. Razmilovic  $50,000
in  1993  and  an additional $100,000 in  1994.   These
loans  bore interest at the prime rate ( 6%  in  1994).
The  loans were repaid in their entirety in  1994.   In
addition,  if  his  employment is  terminated  for  any
reason   (other   than  for  cause  or  his   voluntary
resignation), he will receive a severance payment equal
to  two  years  base  salary plus twice  the  bonus  he
received   during  the  last  completed   fiscal   year
immediately preceding any such termination.

     In February 1993, the Corporation assumed a second
mortgage  held by the former employer of Mr. Lieberman,
Senior  Vice President-Operations, on his residence  in
the Boston, Massachusetts area.  Under the terms of the
mortgage,  Mr. Lieberman owed the Corporation $361,262.
This loan bore interest at the prime rate (6% in 1994).
On  January  2,  1994,  the Corporation  purchased  Mr.
Lieberman's former residence.  The purchase  price  was
$655,000,  which  was  the  price  determined   by   an
independent third party appraiser. In connection with the purchase, Mr. Lieberman repaid the loan to the Corporation in its entirety. On September 2, 1994, the
Corporation sold the residence to an unaffiliated third party for $585,000.

     Directors who are not employees of the Corporation
receive  an  annual  retainer of  $10,000,  payable  in
quarterly  installments as well as a fee of $2,500  for
each  Board  of  Directors  meeting  attended  or  each
meeting of a committee which is not held in conjunction
with  a Board of Directors meeting.  Directors who  are
employees   receive  no  additional  compensation   for
serving   as  directors  or  for  attending  Board   or
committee   meetings.    The   Corporation   reimburses
Directors  for  expenses incurred  in  connection  with
attending  meetings  of  the  Board  of  Directors   or
committees of the Board.

      In  addition, Directors who are not employees  of
the  Corporation participate in the Corporation's  1994
Directors'   Stock  Option  Plan  (the  "1994   Plan").
Pursuant to the 1994 Plan, when a person is initially elected to the Board of Directors, he is awarded an option to purchase 10,000 shares. Moreover,



                         -19-
commencing  in  1994,  every  person  who  has  been  a
Director  for more than 11 months is, upon  re-election
at  the  annual  meeting  of shareholders,  granted  an
option  to  purchase 2,500 shares of the  Corporation's
Common  Stock.   Each option has a term of  ten  years,
becomes  exercisable  in two equal annual  installments
beginning on the first anniversary of the date of grant
and  has  an exercise price equal to 100% of  the  fair
market  value  of  shares of the  Corporation's  Common
Stock on the date of grant.  Pursuant to the 1994 Plan,
in  1994  Mr.  Wang was granted an option  to  purchase
10,000   shares   and  Messrs.  Mallement,   Steinberg,
Freiberg  and  Bugliarello  each  received  options  to
purchase  2,500  shares.   If re-elected  at  the  1995
Annual Meeting, Messrs. Mallement, Steinberg, Freiberg and Bugliarello will also each be awarded an option to purchase an additional 2,500 shares in 1995.

Option Grants

      Currently,  the Corporation maintains  two  stock
option plans, the 1990 Non-Executive Stock Option  Plan
(the  "1990  Plan") and the 1991 Employee Stock  Option
Plan (the "1991 Plan") pursuant to which options may be
granted to employees of the Corporation.  The 1990 Plan
and  the  1991  Plan  authorize the  Compensation/Stock
Option  Committee  of the Board of Directors  to  grant
options,  from  time to time, to key employees  of  the
Corporation and of its subsidiaries (and in the case of
the  1991 Plan, key officers, including those  who  are
executive officers of the Corporation). Under the  1991
Plan,  no individual may be awarded options to purchase
more than 275,000 shares in any calendar year.  Certain
of  the  options, by their terms, as determined by  the
Committee at the time of grant, may be qualified  under
the  Internal  Revenue  Code of 1986  (the  "Code")  as
Incentive  Stock Options ("ISO's") and certain  of  the
options  may  be  non-qualified  options.   No   option
granted  under  the  1990 Plan  or  the  1991  Plan  is
exercisable for a period exceeding ten years.   No  ISO
granted under the 1991 Plan to owners of 10% or more of the Common Stock of the Corporation is exercisable for a period exceeding five years. The exercise price of an option under the Plans must be at least 100% of the fair market value of the underlying Common Stock on the date of grant.

      ISO's must comply with certain provisions of the Code relating to, among other matters, the maximum amount that can be vested by an optionee in any one calendar year and the minimum exercise price of an ISO.
The 1990 Plan terminates on April 30, 2000 and the 1991
Plan terminates on October 13, 2001.

                         -20-

      The  following table shows, as to  each
individual  named in the Summary Compensation
Table, certain information with respect to stock options granted to such individuals under all stock option plans administered by the Corporation:

                                                           Potential  Realizable
Value at Assumed Annual
                          Individual Grants in 1994                    Rates  of
Stock Price Appreciation for Option TermA
    Name       Number     % of
                 of       Total
              Securiti   Options  Exerci               5%               10%
                 es      Granted   se or  Expirati   Stock    Dollar   Stock
              underlyi     to      Base      on      PriceE    Gain    PriceE   Dollar
                 ng     Employees PriceD    Date                                 Gain
              Options   in Fiscal
              Granted     YearC
                (#)B
All                 --                  -                                      $1,028,21
Shareholders  -----               ------  --------  $40.86    $405,78  $65.06  1,838
                                  -                           5,781
Jerome Swartz                                                       $          $
              100,000   16%       $26.12  8/4/04    $42.55    1,642,5  $67.76  4,163,500
                                  5                           00

CEO's Gain as
% of All
Shareholders'                                                 .405%            .405%
Gain

Raymond    R.                  --
Martino       0         -----     ------  --------  --------  -------  - ----  ---------
                                  ----    --        --        --       -----   -

Jan Lindelow                                                  $                $
              250,000   40%       $24.25  6/7/04    $39.50    3,812,5  $62.90  9,662,500
                                                              00               $
              25,000    4%        $29.25  12/11/04  $47.65    $        $75.87  1,165,500
                                                              460,000

Frederic   P.
Heiman        0         -------   ------  --------  --------  -------  ------  _____
                                  -----   --        --        --       -----

Tomo                           --       -       --                          -
Razmilovic    0         -----     ------  -----     ------    ------   ------  ------

A    Total  dollar gains based on the assumed
     annual  rates  of  appreciation  of  the
     exercise price of each option.  The gain
     derived by all shareholders is based  on
     the  outstanding  number  of  shares  at
     December 31, 1994.  The actual value, if
     any,  an  executive  will  realize  will
     depend on the excess of the market price
     over the exercise price on the date  the
     option is actually exercised.  There can
     be  no assurance that the value actually
     realized   by   an  executive   or   any
     shareholder will be at or near the values estimated in this table.
B The options awarded to Messrs. Swartz and Lindelow vest in four equal, annual installments commencing two years after date of grant. If a change in control of the Corporation were to occur, all of the then unvested portion of each option would become immediately exercisable.

                         -21-
C    Based on 620,475 options granted to  all
     employees in 1994.
D    100%   of  the  closing  price  of   the
     Corporation's Common Stock on  the  date
     of grant.
E    The stock price represents the price  of
     the  Corporation's Common Stock  if  the
     assumed  annual  rates  of  stock  price
     appreciation are achieved over the  term
     of  the options using a weighted average
     share   price  of  options  granted   to
     Messrs. Swartz and Lindelow.
                              -22-

Option Exercises and Fiscal Year-End Values

      Shown  below is information with respect  to  the
unexercised   options  to  purchase  the  Corporation's
Common Stock as of December 31, 1994 and the value realized upon the exercise in 1994 of any option by the individuals named in the Summary Compensation Table.

                                                Value of
             Number          Number          of Unexercised,  In-The-
             of              Securities         Money
             Shares          Underlying         Options
             Acquire Value   Unexercised        Held at December  31,
Name         d on    Reali   Options            1994A
             Exercis zed     Held  at  December
             e in            31, 1994           Exercisable
             1994                               Unexercisable
                             Exercisable
                             Unexercisable

Jerome               $8,74                      $7,928,
Swartz       453,842 1,877   365,650  336,100   794      $4,199,738
Raymond  R.          $3,66                      $3,766,
Martino      185,500 6,855   176,666  143,700   585      $2,552,288
Jan                0
Lindelow             0       0        275,000   0        $1,696,875
Frederic P.          $3,78
Heiman       185,100 9,613   0        79,100    0        $1,390,463
Tomo                 $1,28                             $
Razmilovic   84,100  1,853   5,100    98,650    63,113   $1,776,994


ABased  on  the  closing  price  of  the  Corporation's
 Common Stock on the New York Stock Exchange on that date of $30.875.

      Employees of the Corporation and certain  of  its
subsidiaries are eligible to participate  in  a  401(k)
deferred compensation plan after 90 days of service.  A
participant  may  elect to make pre-tax  contributions,
subject   to  certain  limitations,  with   a   maximum
contribution of $9,240 in 1994 and 1995.  The first  6%
contributed by each participant during each pay  period
is  eligible  for  a matching 50% contribution  by  the
Corporation.   There  is  immediate  vesting   of   the
individual's contribution and 100% vesting of the Corporation's contribution after one year of service.
Amounts accumulated under this plan are normally paid to a participant on retirement or termination of employment and depend, among other factors, on the amounts contributed by the participant, the manner in which contributions have been invested, and the amount of any prior withdrawal.

      The Corporation maintains an Executive Retirement
Plan  (the "Retirement Plan"), which is a non-qualified
deferred compensation arrangement for a select group of
senior   management  employees  of   the   Corporation.
Participants  are  selected by  the  Compensation/Stock
Option Committee of the Board of Directors.  Under  the
Retirement Plan, the maximum benefit payable to a participant is the participant's average compensation
(base salary plus bonus) for the three year period ending on the date the participant ceases to be a full time employee of the


                         -23-
Corporation  multiplied by five (the  "Benefit  Ceiling
Amount").  After five successive years of participation
in  the  Retirement Plan, a participant is entitled  to
50%   of  the  Benefit  Ceiling  Amount.   After   each
additional year of participation in the Retirement Plan
up  to  five  additional  years  of  participation,   a
participant  is entitled to an additional  10%  of  the
Benefit  Ceiling Amount.  Benefits are normally payable
in  equal  monthly installments over a ten year  period
after   retirement,  beginning  after  the  participant
attains  age  65 (or age 62 with 20 years  or  more  of
credited  service).  However, upon death or disability,
payment  is accelerated and made in a lump sum but  the
amount  is  reduced to the then present  value  of  the
benefit  payments which would have been made under  the
normal  mode  of payment. Messrs. Swartz, Lindelow  and
Heiman  are participants in the Retirement  Plan.   Mr.
Martino was a participant in the Retirement Plan for 11
years.  In March 1995, the Corporation will make a lump
sum  payment to him of  $1,238,007 which will represent
the   discounted  value  of  his  benefits  under   the
Retirement Plan and satisfy all obligations to him under the Retirement Plan.

      The  following  table illustrates  the  estimated
annual retirement benefits payable under the Retirement
Plan to a participant at specified average compensation
levels  and  years of service. There is  no  offset  in
benefits  under the Retirement Plan for Social Security
benefits.    However,  benefits   payable   under   the
Retirement  Plan will be reduced by the  value  of  any
retirement  income of the participant  attributable  to
contributions  by  the  Corporation  to  any  qualified
pension plan adopted by the Corporation (excluding  the
Corporation's  current  401(k)  deferred   compensation
plan).


                    PENSION PLAN TABLE

                                        Years of Service
             3 Years Average
          Annual Compensation                  5           10

               $   400,000                               $100,000
$200,000
                       800,000                            200,000
400,000
                    1,200,000                             300,000
600,000
                    1,600,000                             400,000
800,000

      As of January 1, 1995, Messrs. Swartz, Lindelow and Heiman had 20, 0 and 8 years, respectively, of credited service.


                         -24-


Shareowner Return Performance Presentation

      Set forth below is a graph comparing the yearly percentage change in the cumulative total shareowner return on the Corporation's Common Stock against the cumulative total return of the S&P Composite-500 Stock
Index and the S&P High Technology Composite Index for the period of five years commencing January 1, 1990 and ending December 31, 1994, assuming in each case a fixed investment of $100 at the respective closing prices on December 31, 1989 and reinvestment on a quarterly basis of all dividends.



                              -25-
                    Symbol Technologies, Inc.
                 Total Shareholder Return Versus
               S&P 500 and S&P High-Tech Composite






Measurement Period

(Fiscal Year Covered)         Symbol Technologies, Inc.     S&P
Index     S&P High-Tech Composite

Measurement Pt. 12/31/89      100                100
100

FYE 1990                   72                 97            102

FYE 1991                 158                126             116

FYE 1992                   79               136             121

FYE 1993                 112                150             149

FYE 1994                 190                152             174

















                              -26-


                      PROPOSAL TO AMEND THE
                 1991 EMPLOYEE STOCK OPTION PLAN


      The  Board  of Directors, subject to  shareholder
approval,  has  amended the 1991 Plan to  increase  the
authorized  number of shares that may be  issued  under
the  1991 Plan by an additional 1,500,000 shares  to  a
total  of  2,500,000  shares.  As of  March  13,  1995,
options  to  purchase 42,900 shares had been  exercised
and   there   were  outstanding  options  to   purchase
1,521,775  shares under the 1991 Plan.  The  number  of
shares  covered  by  the outstanding  options  includes
options  to  purchase an aggregate  of  560,000  shares
which  were issued pursuant to the foregoing  amendment
to   the  1991  Plan  (including  options  to  purchase
200,000, 135,000, 27,500 and 32,500 awarded to  Messrs.
Swartz, Lindelow, Heiman and Razmilovic, respectively).
If   the   foregoing  amendment  is  not  approved   by
shareholders,  any  options issued  in  excess  of  the
number currently permitted under the 1991 Plan will  be
canceled.   The  Corporation has agreed to  make  other
arrangements with Mr. Lindelow to provide him with benefits comparable to those he would have had with respect to options to purchase 110,000 shares which would have to be canceled. Reference is made to the information contained under the headings "Security
Ownership of Management" and "Management Remuneration and Transactions" above.

      The Board of Directors believes that, as a result
of  the Corporation's anticipated continued growth,  it
will   be   necessary  to  hire  additional  management
personnel.   In view of these personnel needs,  and  in
light  of  the  present level of remuneration  paid  to
management    (see    "Management   Remuneration    and
Transactions")  and the present level  of  management's
equity  in the Corporation (see "Security Ownership  of
Management"), the Board of Directors is of the  opinion
that  it is appropriate that stock options continue  to
be  a  major  component of the Corporation's management
remuneration package and that, accordingly, the  number
of  shares  of the Corporation's Common Stock available
for  the  grant  of stock options to key employees  and
officers under the 1991 Plan should be increased by  an
additional 1,500,000 shares of Common Stock to a  total
of   2,500,000.   Accordingly,  on  June  8,  1994  and
February 6, 1995 the Board of Directors, subject to shareholder approval, amended the 1991 Plan to provide that the aggregate number of shares that have been purchased and that may henceforth be purchased pursuant to the exercise of options under the 1991 Plan shall not exceed 2,500,000 shares.


                         -27-

      Options  under the 1991 Plan may  be  granted  to
officers  and key employees of the Corporation selected
by  the  Compensation/Stock  Option  Committee  of  the
Board.  Shares of Common Stock issued upon the exercise
of  options under the 1991 Plan may be reserved or made
available   from   the  Corporation's  authorized   and
unissued shares or from shares reacquired and held in the Corporation's treasury. A more complete summary of the material terms of the 1991 Plan, as amended, is set forth in Annex A to this Proxy Statement. The closing sale price of the Corporation's Common Stock as quoted on the New York Stock Exchange on March 10, 1995 was
$28.25  per share.

      The affirmative vote of the holders of a majority
of  the  outstanding shares of the Corporation's Common
Stock  present or represented and entitled to  vote  at
the  meeting will be required for the approval of  this
proposal.   Accordingly,  your   Board   of   Directors
recommends a vote FOR the proposal to approve the foregoing amendment to the 1991 Plan.

     PROPOSAL TO APPROVE THE ADOPTION OF THE EXECUTIVE BONUS
                              PLAN

            The   Corporation   promotes   a   pay-for-
performance philosophy wherein a significant element of
annual compensation is directly linked to the financial
performance   of  the  Corporation.   This   has   been
accomplished in prior years through the administration of the Profit Sharing Bonus Plan in which most of the Corporation's North American-based management level associates, including all executive officers except Mr.
Razmilovic participated.

            Effective  January  1,  1995,  subject   to
shareholder  approval,  the  Compensation/Stock  Option
Committee  of the Board (the "Committee")  adopted  and
the  Board  of  Directors ratified the creation  of  an
Executive Bonus Plan (the "Executive Bonus Plan"),  the
purpose  of which is to more directly tie the level  of
annual   executive   incentive  compensation   to   the
financial  performance  of  the  Corporation  than  was
possible  under  the prior Profit  Sharing  Plan.   All
executive  officers of the Corporation will participate
in the Executive Bonus Plan.  Under the Executive Bonus
Plan, participants will generally receive lower bonuses
than  they would have under the Profit Sharing Plan  if
the  Corporation's operating performance is below  plan
and  higher  than  they  would have  under  the  Profit
Sharing  Bonus  Plan  if  the  Corporation's  operating
performance  exceeds  plan.   The  Committee  has  full
authority to construe, interpret and administer the Executive Bonus Plan, as well as to determine the extent, if any, to which operating



                                                   -28-
performance  standards have been  met.   The  Committee
will also have authority to modify (prior to the beginning of the calendar year for which the targets will be applicable) the specific targets for the performance goals under the Executive Bonus Plan.

          Under the Executive Bonus Plan, the Committee
will   each   year,   establish   corporate   financial
performance   objectives  (exclusive  of  extraordinary
revenues  and charges), expressed in terms of  earnings
per  share.   Three  levels  of  performance  will   be
identified: threshold performance, at which the minimum
award  will be earned and below which no award will  be
earned;  target performance, at which the target  award
will  be earned and; maximum performance, at which  the
maximum award (twice a participant's target bonus) will
be  earned and above which no additional award will  be
earned.   For  1995,  threshold  performance  has  been
established   at   results  equal   to   85%   of   the
Corporation's 1995 Business Plan; target performance has been established at results between 97% and 100% of the 1995 Business Plan; and maximum performance has been established at results equal to or greater than 120% of the 1995 Business Plan.

           Each participant in the Executive Bonus Plan
has  been  assigned  a  target  bonus  representing   a
percentage  of  the  participant's  base  salary.   The
target  bonuses for 1995 for Messrs. Swartz,  Lindelow,
Heiman  and  Razmilovic are 100%, 100%,  55%  and  55%,
respectively,  which is consistent with  past  practice
and  in  conformity  with their  individual  employment
agreements.   The   target  bonuses   for   all   other
participants   in   the  Executive